August 17, 2021 US August 18, 2021 Australia Ron Delia CEO Michael Casamento CFO FY21 Full Year Results NYSE: AMCR | ASX: AMC Exhibit 99.2

Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook,” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor or any of its respective directors, executive officers or advisors provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: changes in consumer demand patterns and customer requirements, the loss of key customers, a reduction in production requirements of key customers; significant competition in the industries and regions in which Amcor operates; failure by Amcor to expand its business; failure to successfully integrate acquisitions; challenges to or the loss of Amcor’s intellectual property rights; adverse impacts from the ongoing COVID-19 pandemic; challenging future global economic conditions; impact of operating internationally; price fluctuations or shortages in the availability of raw materials and other inputs; disruptions to production, supply and commercial risks; a failure in our information technology systems; an inability to attract and retain key personnel; costs and liabilities related to current and future environmental and health and safety laws and regulations; labor disputes; foreign exchange rate risk; an increase in interest rates; a significant increase in indebtedness; failure to hedge effectively against adverse fluctuations in interest rates and foreign exchange rates; significant write-down of goodwill and/or other intangible assets; need to maintain an effective system of internal control over financial reporting; inability of the Company’s insurance policies to provide adequate protections; increasing scrutiny and changing expectations with respect to Amcor Environmental, Social and Governance policies resulting in increased costs; litigation, including product liability claims; changing government regulations in environmental, health and safety matters; changes in tax laws or changes in our geographic mix of earnings; and the Company’s ability to develop and successfully introduce new products; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2020 and any subsequent quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow and net debt. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. While not all inclusive, examples of these items include: • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations, and any other qualifying costs related to the restructuring plan; • material sales and earnings from disposed or ceased operations and any associated profit or loss on sale of businesses or subsidiaries; • consummated and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for Amcor’s acquisition of Bemis; • impairments in goodwill and equity method investments; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees, and integration costs; • material purchase accounting adjustments for inventory; • amortization of acquired intangible assets from business combinations; • payments or settlements related to legal claims; and • impacts from hyperinflation accounting. Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the average rates in effect for the comparable prior- year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current-year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then adjust for other items affecting comparability. While not all inclusive, examples of items affecting comparability include the difference between sales or earnings in the current period and the prior period related to acquired, disposed or ceased operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the Company’s reporting segments and certain of the measures are used as a component of Amcor’s board of directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the Company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets and certain tax related events. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

Safety 3 • 23% reduction in number of injuries • 53% of sites injury free for >12 months Committed to our goal of ‘no injuries’ 11.2 4.1 2.0 2.8 2.2 0.4 Recordable-case frequency rate (per million hours worked) 2021 OSHA Includes impact of acquired businesses 2021201520102005 2020 Notes: Recordable cases per 1,000,000 hours worked. All data shown for a 12 month period ended June 30. Acquired businesses (including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015 Amcor equivalent under OSHA (Occupational Safety & Health Administration) standards Amcor Values

Key messages for today 4 1. FY21: An outstanding year on multiple dimensions 2. Momentum building - expect another strong year in FY22 3. Bemis integration complete, exceeding expectations, stronger foundation 4. Investing behind organic growth drivers, including sustainability

FY21: Outstanding financial results and ahead of expectations 5 Revenue +2% EBIT EBIT margin +60bps Notes: EPS, EBIT and EBIT margin presented on an adjusted basis. Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. Revenue, EBIT and EPS growth rates expressed in comparable constant currency terms which excludes the impact of movements in foreign exchange rates and items affecting comparability. RoAFE reflects Adjusted EBIT / Average funds employed (four quarter average). Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. EPS +16%+8% RoAFE of 15.4% >$1 billion cash returned to shareholders Record earnings. Exceptional margin management. Carrying momentum into FY22 Free Cash Flow $1,621M $1.1 bn12.6% 74.4 cents$12,861M

Full Year Highlights • Record annual sales and EBIT • Adjusted EBIT growth 9% • 4Q21 net sales includes price increases of >$100 million related to higher raw material costs • 4Q21 EBIT margin expansion of 40 bps; FY21 EBIT margin expansion of 90 bps to 14.2% • Segment volumes 1% higher • MSD growth in meat, pet food and coffee • DD growth in China and India • Offset by DD decline in healthcare volumes Flexibles segment 6 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for Net sales excludes a 2% favorable currency impact, a 1% unfavorable impact from items affecting comparability (disposed businesses) and a 1% favorable impact from the pass through of raw material costs. MSD is ‘Mid-Single Digit’ and DD is ‘Double digit’. Strong execution, margin expansion and earnings growth FY20 FY21 Comparable constant currency Net sales 9,755 10,040 - Adjusted EBIT ($m) 1,296 1,427 +9% Adjusted EBIT margin 13.3% 14.2% Raw materials by weight Raw materials consumption: diversified by material and geography

Rigid Packaging segment

Increasing consumer demand and strong earnings growth

	FY20	FY21	Comparable constant currency Δ
Net sales	2,716	2,823	+8%
Adjusted EBIT ($m)	284	299	+8%
Adjusted EBIT margin	10.4%	10.6%	


Consistent PET share in a growing US LRB market
36.6%
37.1%
36.9%
36.2%
38.1%
(LRB retail sales in PET container format excluding still bottled water)
Q1 CY17
Q2 CY17
Q3 CY17
Q4 CY17
Q1 CY18
Q2 CY18
Q3 CY18
Q4 CY18
Q1 CY19
Q2 CY19
Q3 CY19
Q4 CY19
Q1 CY20
Q2 CY20
Q3 CY20
Q4 CY20
Q1 CY21
Q2 CY21
Source: IRI Calendar Year data

Full Year Highlights

- Organic adjusted EBIT growth of 8%
- Segment volume growth 5% and positive mix
  - North America – strong demand resulting in capacity shortages across the industry
    - Beverage volumes up 8% - hot fill up 13%
    - Specialty Container volumes higher
  - Latin America volumes up 5%
- Acceleration of new product introductions with recycled resin to meet strong demand
- Total recycled resin usage almost doubled in the last two years.

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for Net sales excludes a 3% unfavorable impact from the pass through of raw material costs and a 1% unfavorable currency impact. LRB references non-alcoholic Liquid Refreshment Beverage.

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amcor

Cashflow, balance sheet & cash returns to shareholders

$1.1 billion adjusted free cash flow
Balance sheet capacity to invest, execute M&A and return cash to shareholders

Year to date cash flow ($ million)	FY20	FY21
Adjusted EBITDA	**1,913**	**2,028**
Interest and tax payments	(396)	(452)
Capital expenditure	(400)	(468)
Movement in working capital	213	29
Other	(110)	(38)
Adjusted Free Cash Flow(1)	**1,220**	**1,099**

Balance sheet(2)	June 2021
Leverage: Net debt / LTM EBITDA (x)	2.7x

Full Year Highlights

- Growing EBITDA
- Average working capital to sales of 8%
  - 3% reduction & ~$250m cash benefit since Bemis acquisition
- Adverse timing of tax payments compared with last year
- Increased capital spend on organic growth projects
  - Further increase of ~10-15% expected in FY22
- $1.1 billion cash returned to shareholders through:
  - Higher dividends per share; and
  - 2% of outstanding shares repurchased

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section.
(1) Adjusted free cash flow excludes material transaction and integration related costs because these cash flows are not considered to be directly related to ongoing operations.
(2) Leverage calculated as net debt divided by adjusted trailing twelve month EBITDA.

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amcor

9 Note: Reconciliations of the FY22 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2022 have not been completed. Guidance for fiscal year ending 30 June 2022 Amcor’s guidance contemplates a range of factors, including the COVID-19 pandemic which creates a higher degree of uncertainty and additional complexity when estimating future financial results. Refer to slide 2 for further information Adjusted EPS growth of approximately 7 to 11% on a comparable constant currency basis, or approximately 79.0 to 81.0 cents per share on a reported basis assuming current exchange rates prevail through fiscal 2022 Adjusted Free Cash Flow will increase to approximately $1.1 to $1.2 billion Approximately $400 million of cash to be allocated towards share repurchases For fiscal 2022 the Company expects:

Transformational Bemis acquisition exceeding expectations

Enhancing financial performance…strengthening foundation for growth

Expectations for FY22 (3rd year post closing):

Cost synergies	Flexibles EBIT margin	Earnings Per Share	Shares repurchased
≥10%	>200bps	+>21cps	~25%
above original $180m target	vs FY19	or >35% vs FY19	of consideration shares issued

Stronger customer value proposition:

- *Comprehensive global footprint in flexible packaging*
- *Absolute and relative scale advantage in every region*
- *Enhanced innovation and sustainability capabilities*
- *Greater exposure to attractive healthcare and protein end markets*

10

Notes: EPS and EBIT margin presented on an adjusted basis. Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. Based on expectations for fiscal 2022. Reconciliations of the fiscal 2022 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2022 have not been completed.

amcor

Investing in multiple drivers of organic growth Higher Growth Segments Emerging Markets >$3 bn Emerging Markets business across 27 countries including: Investing in our innovation capabilities Innovation ProteinHealthcare Hot-fill beverage 11 Extending world class innovation center network into China & Europe and investing to develop the best talent in the industry MSD volume growth across all emerging markets with China and India up double digits in fiscal 2021 Investing in capacity More Sustainable Packaging… …to preserve food and healthcare products, protect consumers and promote brands Higher growth, higher value segments including: Notes: MSD is ‘Mid-Single Digit’.

Accelerating delivery of Responsible Packaging solutions 1212 Responsible Packaging: Waste management infrastructure Consumer participationPackaging design Commercialising new product platforms to meet increasing customer demand Collaboration across the value chain to set standards and drive global alignment PCR content Recyclable Compostable Recyclable paper Higher PCR usage in the last two years 2x PVC free

The Amcor investment case has never been stronger Global industry leader with proven track record and clear strategy Consistent growth from consumer and healthcare end markets Attractive and growing dividend with current yield >4% Growing cash flow and strong balance sheet provides sustainable capacity to invest Momentum building and investing for growth EPS growth + Dividend yield = 10-15% per year 13 Notes: A range of factors are contemplated when estimating future financial results. Refer to slide 2 for further information.

Key messages for today 14 1. FY21: An outstanding year on multiple dimensions 2. Momentum building - expect another strong year in FY22 3. Bemis integration complete, exceeding expectations, stronger foundation 4. Investing behind organic growth drivers, including sustainability

Appendix slides FY21 Full year results – supplementary schedules and reconciliations

Focused global portfolio 16 $12.9 bn combined sales by product type, end market and geography Notes: Reflects FY21 sales HPC is Home & Personal Care. North America 47% Western Europe 24% Emerging markets 26% ANZ 3% geography Food 44% Beverage 24% Healthcare 12% HPC 7% Other consumer 9% Other 4% end market Rigids 21% Flexibles 68% Cartons 9% Closures 2% product type

FX translation impact 17 EUR, 20-30% Other currencies(2), 20-30% USD, 45-55% EUR:USD Euro strengthened vs USD, Average USD to EUR rate FY21 0.8385 vs FY20 0.9045 USD million impact on FY adjusted net income 7% 20 Other currencies(2):USD Other currencies weighted average vs USD weakened for FY21 vs FY20 average rates USD million impact on FY adjusted net income (6%) (15) (1) Approximate range based on estimated combined adjusted net income by currency. (2) Includes all currencies other than USD and EUR. Total currency impact $ million Adjusted EBIT 7 Adjusted net income 5 Combined net income currency exposures(1) FY21 currency impact

Reconciliations of non-GAAP financial measures 18

Reconciliations of non-GAAP financial measures 19

Reconciliations of non-GAAP financial measures 20